                         AMBAC ASSURANCE CORPORATION,


                                      and


                             LEHMAN BROTHERS INC.,


                            CHASE SECURITIES INC.,


                         DEUTSCHE BANK SECURITIES INC.


                                      AND



                           PNC CAPITAL MARKETS, INC.


                           INDEMNIFICATION AGREEMENT


                $751,642,000  in aggregate principal amount of


                   IKON RECEIVABLES, LLC LEASE-BACKED NOTES


                           Dated as of May 25, 1999

                               TABLE OF CONTENTS
                               -----------------

     (This Table of Contents is for convenience of reference only and shall not be deemed to be part of this Agreement. All capitalized terms used in this Agreement and not otherwise defined shall have the meanings set forth in Article I of this Agreement.)

                                                                            Page
                                                                            ----
     Section 1.    Defined Terms........................................    1
     Section 2.    Other Definitional Provisions........................    1
     Section 3.    Representations and Warranties of the Underwriters...    1
     Section 4.    Representations and Warranties of the Insurer........    2
     Section 5.    Indemnification......................................    3
     Section 6.    Amendments, Etc......................................    4
     Section 7.    Notices..............................................    4
     Section 8.    Severability.........................................    5
     Section 9.    Governing Law........................................    5
     Section 10.   Counterparts.........................................    5
     Section 11.   Headings.............................................    5

     INDEMNIFICATION AGREEMENT, dated as of May 25, 1999, by and among Ambac Assurance Corporation, as Insurer, and Lehman Brothers Inc., Chase Securities Inc., Deutsche Bank Securities Inc. and PNC Capital Markets, Inc., as the Underwriters.

     Section 1.  Defined Terms. Unless the context clearly requires otherwise,
                 -------------
all capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Insurance and Indemnity Agreement or the Certificate Guaranty Insurance Policy No. AB0254BE issued by the Insurer in favor of the Trustee (the "Policy"). For purposes of this Indemnification Agreement, the following terms shall have the following meanings:

     "Indenture" means the Indenture dated as of April 1, 1999 among the Issuer,
      ---------
the Indenture Trustee and the Servicer.

     "Insurance and Indemnity Agreement" means the Insurance and Indemnity
      ---------------------------------
Agreement (as may be amended, modified or supplemented from time to time), dated as of May 25, 1999, by and among the Insurer, the Seller, the Issuer, IOS Capital, and the Indenture Trustee.

     "Insurer" means Ambac Assurance Corporation, a Wisconsin domiciled stock
      -------
insurance company, or any successor thereto, as issuer of the Policy.

     "Insurer Information" has the meaning given such term in Section 4.
      -------------------

     "Notes" means any notes authorized by, and authenticated and delivered
      -----
under the Indenture.

     "Underwriter Information" has the meaning given such term in Section 3.
      -----------------------

     "Underwriters" means Lehman Brothers Inc., Chase Securities Inc., Deutsche
      ------------
Bank Securities Inc., and PNC Capital Markets, Inc.

     Section 2.  Other Definitional Provisions. The words "hereof," "herein" and
                 -----------------------------
"hereunder" and words of similar import when used in this Indemnification Agreement shall refer to this Indemnification Agreement as a whole and not to any particular provision of this Indemnification Agreement, and Section, subsection, Schedule and Exhibit references are to this Indemnification Agreement unless otherwise specified. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms. The words "include" and "including" shall be deemed to be followed by the phrase "without limitation."

     Section 3.  Representations and Warranties of the Underwriters. Each of the
                 --------------------------------------------------
Underwriters, severally and not jointly, represents and warrants as of the Closing Date as follows:

          (a)       Offering Document. The Underwriters will not use, or
                    -----------------
     distribute to other broker-dealers for use, any Offering Document in connection with the offer and sale of the Notes unless such Offering Document includes such information relating to the Insurer as has been furnished by the Insurer for inclusion therein and has been approved by the Insurer.

          (b)       Underwriter Information. As to each Underwriter, all
                    -----------------------
     material provided in writing to the Company for inclusion in the Offering Document (as revised from time to time, and as included in such Offering Document or any other Offering Document), such information being the second, third, fifth and sixth paragraphs of the section headed "Underwriting" in the Prospectus Supplement dated May 19, 1999 with respect to the Notes (the "Underwriter Information"), insofar as such information relates to such Underwriter, shall be true and correct in all material respects.

          (c)       Compliance with Laws. Each Underwriter will comply in all
                    --------------------
     material respects with all legal requirements in connection with its offers and sales of the Securities and will make such offers and sales in the manner provided in the Offering Document.

     Section 4.  Representations and Warranties of the Insurer. The Insurer
                 ---------------------------------------------
represents and warrants to the Underwriters as follows:

          (a)       Organization and Licensing. The Insurer is a duly organized
                    --------------------------
     and validly existing Wisconsin stock insurance corporation.

          (b)       Corporate Power. The Insurer has the corporate power and
                    ---------------
     authority to issue the Policy and execute and deliver this Indemnification Agreement and the Insurance Agreement and to perform all of its obligations hereunder and thereunder.

          (c)       Authorization; Approvals. Proceedings legally required for
                    ------------------------
     the issuance of the Policy and the execution, delivery and performance of this Indemnification Agreement and the Insurance and Indemnity Agreement have been taken and licenses, orders, consents or other authorizations or approvals of any governmental boards or bodies legally required for the enforceability of the Policy have been obtained or are not material to the enforceability of the Policy.

          (d)       Enforceability. The Policy, when issued, and this
                    --------------
     Indemnification Agreement and the Insurance and Indemnity Agreement will each constitute a legal, valid and binding obligation of the Insurer, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, receivership and other similar laws affecting creditors' rights generally and by general principles of equity and subject to principles of public policy limiting the right to enforce the indemnification provisions contained therein and herein, insofar as such provisions relate to indemnification for liabilities arising under federal securities laws.

          (e)       Financial Information. The balance sheet of the Insurer as
                    ---------------------
     of December 31, 1998 and the related statements of income, stockholder's equity and cash flows for the three fiscal years ended December 31, 1998, and the accompanying footnotes, and the unaudited balance sheet of the Insurer as of March 31, 1999, and the unaudited related statements of income, stockholder's equity and cash flows for the three month period ending March 31, 1999, fairly present in all material respects the financial condition of the Insurer as of such dates and for the periods covered by such statements in accordance with generally accepted accounting principles consistently applied. Any future financial statements of the Insurer incorporated by reference into the Offering Document relating to the Notes will fairly present in all material respects the financial condition of the Insurer as of their dated dates in accordance with generally accepted accounting principles consistently applied. Since March 31, 1999, there has been no change in such financial condition of the Insurer that would materially and adversely affect its ability to perform its obligations under the Policy.

          (f)       Insurer Information. The information relating to the Insurer
                    -------------------
     in the Prospectus Supplement dated May 19, 1999 as of the date hereof under the caption "The Insurer and the Policy" and the financial statements of the Insurer incorporated by reference into the Offering Document (together the "Insurer Information") are true and correct in all material respects and do not contain any untrue statement of a material fact.

     Section 5.  Indemnification.
                 ---------------

          (a) Each of the Underwriters agrees, severally and not jointly, to pay, and to protect, indemnify and save harmless, the Insurer and its officers, directors, shareholders, employees, agents and each Person, if any, who controls the Insurer within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act, from and against, any and all claims, losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or expenses (including reasonable fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) of any nature arising out of or by reason of any untrue statement of a material fact contained in the Underwriter Information with respect to such Underwriter or a breach of any of the representations and warranties of such Underwriter contained in
     Section 3.

          (b) The Insurer agrees to pay, and to protect, indemnify and save harmless, each of the Underwriters and its officers, directors, shareholders, employees, agents and each Person, if any, who controls the Underwriters within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act from and against, any and all claims, losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or expenses (including reasonable fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) of any nature arising out of or by reason of any untrue statement of a material fact contained in the Insurer Information or a breach of any of the representations and warranties of the Insurer contained in Section 4.

          (c) If any action or proceeding (including any governmental investigation) shall be brought or asserted against any Person (individually, an "Indemnified Party" and, collectively, the "Indemnified Parties") in respect of which the indemnity provided in this Section 5(a) or (b) may be sought from the Underwriters, on the one hand, or the Insurer, on the other (each, an "Indemnifying Party") hereunder, each such Indemnified Party shall promptly notify the Indemnifying Party in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel satisfactory to the Indemnified Party and the payment of all expenses. The Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof at the expense of the Indemnified Party; provided, however, that the fees and expenses of such separate counsel shall be at the expense of the Indemnifying Party if (i) the Indemnifying Party has agreed to pay such fees and expenses, (ii) the Indemnifying Party shall have failed to assume the defense of such action or proceeding and employ counsel reasonably satisfactory to the Indemnified Party in any such action or proceeding or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party, and the Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party (in which case, if the Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnified Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Indemnified Parties, which firm shall be designated in writing by the Indemnified Party). The Indemnifying Party shall not be liable for any settlement of any such action or proceeding effected without its written consent to the extent that any such settlement shall be prejudicial to the Indemnifying Party, but, if settled with its written consent, or if there is a final judgment for the plaintiff in any such action or proceeding with respect to which the Indemnifying Party shall have received notice in accordance with this subsection (c), the Indemnifying Party agrees to indemnify and hold the Indemnified Parties harmless from and against any loss or liability by reason of such settlement or judgment.

          (d) To provide for just and equitable contribution if the indemnification provided by the Indemnifying Party is determined to be unavailable or insufficient to hold harmless any Indemnified Party (other than due to application of this Section), each Indemnifying Party shall contribute to the losses incurred by the Indemnified Party on the basis of the relative fault of the Indemnifying Party, on the one hand, and the Indemnified Party, on the other hand. The relative fault of each Indemnifying Party, on the one hand, and each Indemnified Party, on the other, shall be determined by reference to, among other things, whether the breach of, or alleged breach of, any of its representations and warranties set forth within the control of, the Indemnifying Party or the Indemnified Party, and the parties relative intent, knowledge, access to information and opportunity to correct or prevent such breach. No person guilty of fraudulent misrepresentation (within the meaning Section (11)(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. No Underwriter shall be responsible for any amount in excess of an amount equal to the excess of the sales price to the public of the Notes purchased by such Underwriter over the price paid therefor by such Underwriter.

     Section 6.  Amendments, Etc. This Indemnification Agreement may be
                 ---------------
amended, modified, supplemented or terminated only by written instrument or written instruments signed by the parties hereto.

     Section 7.  Notices. All demands, notices and other communications to be
                 -------
given hereunder shall be in writing (except as otherwise specifically provided herein) and shall be mailed by registered mail or personally delivered and telecopied to the recipient as follows:

          (a)  To the Insurer:


               Ambac Assurance Corporation
               One State Street Plaza
               New York, New York 10004
               Attention: Structured Finance Department
               Facsimile:  (212) 208-3547

          (b)  To the Underwriters:


               c/o Lehman Brothers Inc.
               3 World Financial Center
               200 Vesey Street
               New York, New York 10285
               Attention:_______________
               Facsimile:_______________


     A party may specify an additional or different address or addresses by writing mailed or delivered to the other parties as aforesaid. All such notices and other communications shall be effective upon receipt.

     Section 8.  Severability. In the event that any provision of this
                 ------------
Indemnification Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, the parties hereto agree that such holding shall not invalidate or render unenforceable any other provision hereof. The parties hereto further agree that the holding by any court of competent jurisdiction that any remedy pursued by any party hereto is unavailable or unenforceable shall not affect in any way the ability of such party to pursue any other remedy available to it.

     Section 9.  Governing Law. This Indemnification Agreement shall be governed
                 -------------
by and construed in accordance with the laws of the State of New York (without giving effect to the conflict of laws provisions thereof).

     Section 10.  Counterparts. This Indemnification Agreement may be executed
                  ------------
in counterparts by the parties hereto, and all such counterparts shall constitute one and the same instrument.

     Section 11.  Headings. The headings of Sections and the Table of Contents
                  --------
contained in this Indemnification Agreement are provided for convenience only. They form no part of this Indemnification Agreement and shall not affect its construction or interpretation.

               [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement, all as of the day and year first above mentioned.


                                   Ambac Assurance Corporation,
                                     as Insurer


                                   By: /s/ Nicholas G. Goumas
                                      ______________________________

                                   Name: Nicholas G. Goumas
                                        ____________________________

                                   Title: First Vice President
                                         ___________________________

                                 Lehman Brothers Inc.
                                    as an Underwriter

                              By: /s/ Kurt A. Locher
                                 _________________________________
                                 Name:  Kurt A. Locher
                                 Title: Managing Director

                              Chase Securities Inc.,
                                 as an Underwriter

                              By: /s/ Brad Dansker
                                 _________________________________
                                 Name:  Brad Dansker
                                 Title: Vice President

                              Deutsche Bank Securities Inc.,
                                 as an Underwriter

                              By: /s/ James Rothman
                                 _________________________________
                                 Name:  James Rothman
                                 Title: Vice President


                              By: /s/ David Cobb
                                 _________________________________
                                 Name:  David Cobb
                                 Title: Vice President

                              PNC Capital Markets, Inc.,
                                 as an Underwriter

                              By:   /s/Craig Grenci
                                 _________________________________
                                 Name: Craig Grenci
                                 Title: Managing Director